UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

A-Mark Precious Metals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

A-Mark Precious Metals, Inc.

2121 Rosecrans Avenue, Suite 6300

El Segundo, California 90245

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF A-MARK PRECIOUS METALS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of A-Mark Precious Metals, Inc. (“A-Mark” or the “Company”) will be held at 9:00 a.m. Pacific Time on Thursday, October 27, 2022. At the meeting, you will be asked to consider and act upon the following matters:

1.
to elect ten directors to serve for a term of one year (until the 2023 Annual Meeting of Stockholders) and until their respective successors have been duly elected and qualified;
2.
to approve, on an advisory basis, the fiscal year 2022 compensation of named executive officers of the Company, as disclosed in this Proxy Statement;
3.
to approve the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes;
4.
to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023; and
5.
to transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

A-Mark has determined to hold the Annual Meeting virtually as a live audio webcast. You will not be able to physically attend the Annual Meeting. To attend the Annual Meeting, you will need to visit the virtual meeting website at http://www.meetnow.global/MKHUDUJ (the “Meeting Website”). Participants may choose to join the virtual meeting as a “shareholder” or as a “guest.” To enter the virtual meeting as a shareholder, participants will be required to enter a valid control number. A control number will not be required to join the virtual meeting as a guest; please note, however, that guests will not have the option to vote during the virtual meeting.

If your shares are registered directly in your name with A-Mark’s transfer agent, Computershare, you are considered the “shareholder of record” of those shares and you may use the control number found on the Notice of Internet Availability of Proxy Materials or proxy card to enter the virtual meeting and vote at the meeting. If you are a beneficial owner of shares in “street name” – that is, your shares are held in an account with a bank, broker or nominee – and you wish to vote your shares at the meeting, you must pre-register with Computershare Shareholder Services, our mailing and tabulation agent, no later than 5:00 p.m. Pacific Time on October 24, 2022 by (i) requesting from your bank, broker or nominee proof of your proxy power (a “legal proxy”) and (ii) e-mailing to Computershare at legalproxy@computershare.com your name and e-mail address and either (a) the forwarded e-mail from your broker containing your legal proxy or (b) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming registration and providing a control number to enter the virtual meeting and vote at the meeting as a stockholder.

On the date of the Annual Meeting, online access to the Annual Meeting will open at 8:30 a.m. Pacific Time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 9:00 a.m. Pacific Time. We encourage you to log-in 15 minutes prior to the start time of the Annual Meeting.

In accordance with the Company’s By-laws and action of the Board of Directors, only those stockholders of record at the close of business on September 2, 2022, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

For the Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report to Stockholders, and for voting via the Internet, by telephone and during the Annual Meeting.

Stockholders of record and stockholders who own in “street name” who register in advance will have the opportunity to vote their shares during the Annual Meeting by following the instructions available on the Meeting Website during the Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to submit your proxy in advance of the meeting by Internet or by telephone, as described in this proxy statement (or, if you received a full set of the proxy materials by mail, by completing and returning the proxy card in the envelope provided). If you execute a proxy but later decide to attend the Annual Meeting virtually and vote electronically, or for any other reason desire to revoke your proxy, you may do so as described in this proxy statement at any time before your proxy is voted. Submitting a proxy will not prevent you from attending the Annual Meeting virtually and voting electronically during the meeting if you so desire.

By order of the Board of Directors,
/s/ Carol Meltzer
CAROL MELTZER
Corporate Secretary

El Segundo, California

September 16, 2022

A-Mark Precious Metals, Inc.

PROXY STATEMENT FOR FISCAL YEAR 2022

ANNUAL MEETING OF STOCKHOLDERS

To be held on October 27, 2022

The Board of Directors of A-Mark Precious Metals, Inc. is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders to be held on October 27, 2022, at 9:00 a.m. Pacific Time, and any adjournment or postponement of that meeting (the "Annual Meeting"). The Annual Meeting will be held in a virtual meeting format only, and you will therefore not be able to physically attend the Annual Meeting.

The Company’s principal executive office is located at 2121 Rosecrans Avenue, Suite 6300, El Segundo, CA 90245; the telephone number is (310) 587-1477. All inquiries regarding the Annual Meeting should be directed to Carol Meltzer, Corporate Secretary.

The only voting securities of A-Mark Precious Metals, Inc. are shares of common stock, par value $0.01 per share, or Common Stock, of which there were 23,383,221 shares outstanding as of September 2, 2022, which we refer to as the "Record Date." The holders of a majority of the outstanding class of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

In this Proxy Statement, we refer to A-Mark Precious Metals, Inc. as the “Company,” “A-Mark," “we” or “us” and the Board of Directors as the “Board.”

A-Mark's 2022 Annual Report, which includes its Annual Report on Form 10-K as filed with the Securities and Exchange Commission, or the SEC, is also available at the following website: http://www.edocumentview.com/AMRK. You also may obtain a copy of the Company’s 2022 Annual Report including the Annual Report on Form 10-K, without charge, by contacting: Corporate Secretary, A-Mark Precious Metals, Inc., 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

We have elected to use the Internet as the primary means of providing our proxy materials to stockholders. Accordingly, on or about September 16, 2022, we are making this Proxy Statement and the accompanying proxy card, Notice of Annual Meeting of Stockholders, and the Company’s Annual Report to Stockholders available on the Internet and mailing a Notice of Internet Availability of Proxy Materials, or Notice, to stockholders of record as of September 2, 2022, which we refer to as the Record Date. Brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders as of the Record Date will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice.

Will I receive any other proxy materials by mail?

You may request a printed copy of our proxy materials by following the instructions found in the Notice.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet or by telephone, by requesting and returning a printed proxy card, or by voting electronically during the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will take place on October 27, 2022 at 9:00 a.m. Pacific Time. As we have determined to hold the Annual Meeting virtually, you will not be able to physically attend the Annual Meeting.

To attend the Annual Meeting, you will need to visit the virtual meeting website at http://www.meetnow.global/MKHUDUJ (the “Meeting Website”). Participants may choose to join the virtual meeting as a “stockholder” or as a “guest.” To enter the virtual meeting as a stockholder, participants will be required to enter a valid control number. A control number will not be required to join the virtual meeting as a guest; please note, however, that guests will not have the option to vote during the virtual meeting.

If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered the “stockholder of record” of those shares and you may use the control number found on your Notice or proxy card to enter the virtual meeting.

If your shares are held in a stock brokerage account or by a bank or other record holder (a “nominee”), you are considered the “beneficial owner” of shares held in “street name.” If you are a beneficial owner and intend to vote or change a previously submitted vote at the Annual Meeting, you must pre-register with Computershare no later than 5:00 p.m. Pacific Time on October 24, 2022, by (i) requesting from your bank, broker or nominee proof of your proxy power (a “legal proxy”) and (ii) e-mailing to Computershare at legalproxy@computershare.com your name and e-mail address and either (a) the forwarded e-mail from your bank, broker or nominee containing your legal proxy or (b) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming registration and providing a control number to enter the virtual meeting as a stockholder.

On the date of the Annual Meeting, online access to the Annual Meeting will open at 8:30 a.m., Pacific Time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 9:00 a.m. Pacific Time. We encourage you to log-in 15 minutes prior to the start time of the Annual Meeting.

Who is entitled to vote, and how many votes do I have?

You may vote if you owned common stock of A-Mark at the close of business on September 2, 2022. For each item presented for voting, you have one vote for each share you own.

How do I vote?

--Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote your shares in one of the following ways:

•
Vote by proxy over the Internet: Follow the instructions provided in the Notice of Internet Availability of Proxy Materials or on the proxy card;
•
Vote by proxy by telephone: Follow the instructions for telephone voting after calling the number indicated on the Notice of Internet Availability of Proxy Materials or on the proxy card;
•
Vote by proxy by mail: If you properly requested and received a proxy card by mail or email, complete, sign and date the proxy card and return it promptly; or
•
Vote during the Annual Meeting: Follow the voting instructions at the Meeting Website.

Even if you plan to attend the meeting virtually, we encourage you to vote by proxy as soon as possible.

-- Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If, on the Record Date, your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer or other agent, then you are the beneficial owner of shares held in “street name” and that institution has provided notice to you of the availability of these proxy materials. The institution holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to direct the institution that holds your shares on how you would like your shares voted.

You may also vote at the meeting if you obtain a legal proxy from your broker, bank or other nominee and pre-register with Computershare no later than 5:00 p.m. Pacific Time on October 24, 2022. To pre-register, you will need to e-mail Computershare at legalproxy@computershare.com your name and e-mail address and either (i) the forwarded e-mail from your broker, bank or nominee containing your legal proxy or (ii) an attached image of your legal proxy. Upon successful pre-registration, a beneficial owner will receive a confirmation e-mail from Computershare confirming its registration and providing a control number to enter the virtual meeting as a stockholder.

Note that if you do obtain a valid legal proxy from your broker, bank or other nominee, then any prior voting instructions you have given will automatically be revoked, and you will not be able to give any further voting instructions to your broker, bank or nominee to vote on your behalf. In that case, you must vote at the virtual Annual Meeting in order for your vote to be counted.

If you choose to attend the Annual Meeting but do not wish to revoke your prior voting instructions, you should join the meeting as a “guest”, as described above, in which case you will not be required to register with Computershare.

What am I being asked to vote on?

You are being asked to vote on the following:

Proposal No. 1: To elect Jeffrey D. Benjamin, Ellis Landau, Beverley Lepine, Carol Meltzer, John U. Moorhead, Jess M. Ravich, Gregory N. Roberts, Monique Sanchez, Kendall Saville and Michael R. Wittmeyer as directors, to serve for a term of approximately one year, until the 2023 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

Proposal No. 2: To approve, on an advisory basis, the fiscal year 2022 compensation of the named executive officers of the Company;

Proposal No. 3: To approve the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes;

Proposal No. 4: To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

The Board of Directors is not aware of any other matters to be presented for action at the meeting.

Our Board of Directors recommends a vote “FOR” the election of the nominees for Director and Proposal No. 2, 3 and 4 above.

What happens if I do not vote?

-- Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing and submitting your proxy card via the Internet or telephone, or by mail, or vote during the Annual Meeting, your shares will not be voted.

-- Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange ("NYSE"), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), proposals relating to executive compensation (including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals, even if management supported. Accordingly, we believe that your broker or nominee would not be permitted to vote your shares on Proposals No. 1, No. 2, or No. 3 without your instructions, but would be permitted to vote your shares on Proposal No. 4

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without indicating voting selections on a given proposal, your shares will be voted as follows:

•
“For” the election of all ten nominees for director;
•
“For” approval, on an advisory basis, of the fiscal year 2022 compensation of the named executive officers of the Company;
•
“For” approval of the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes; and
•
“For” the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023.

If any other matter is properly presented at the Annual Meeting, your proxy (that is, one of the individuals named as a proxy on your proxy card or other proxy authorization issued by you) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

-- Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote during the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•
You may submit another properly completed proxy by mail, by telephone or over the Internet, with a later date.
•
You may send or deliver a written notice that you are revoking your proxy to our Corporate Secretary at A-Mark Precious Metals, Inc., 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.
•
You may vote electronically during the virtual Annual Meeting after giving written notice to the Corporate Secretary of the Company. Your virtual attendance at the Annual Meeting, in and of itself, will not revoke the proxy.

-- Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your brokerage firm, bank or other nominee, you should follow the instructions provided by them. In addition, if you obtain a legal proxy from your brokerage firm, bank or other nominee, then any prior voting instructions you have given will be revoked. In that case, you must vote at the virtual Annual Meeting in order for your vote to be counted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, “For” and “Withhold” votes and broker non-votes and, with respect to the other proposals, “For” and “Against” votes, abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•
For the election of directors, the ten nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting) will be elected. Only votes “For” will affect the outcome. “Withhold” votes and broker non-votes will have no effect.
•
To be approved, Proposal No. 2, the advisory vote on the compensation of our Named Executive Officers ("NEOs"), must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and voting on this matter at the Annual Meeting. “Abstain” votes and broker non-votes will have no effect.
•
To be approved, Proposal No. 3, the vote to approve the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and voting on this matter at the Annual Meeting. “Abstain” votes and broker non-votes will have no effect.
•
To be approved, Proposal No. 4, ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023, must receive “For” votes from the holders of a majority of shares either present in person or represented by proxy and voting on this matter at the Annual Meeting. “Abstain” votes and broker non-votes (which are not expected) will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding 23,383,221 shares are present at the Annual Meeting in person or represented by proxy and entitled to vote.

Shares will be counted towards the quorum only if we have received a valid proxy or the shares are voted at the Annual Meeting. Shares that are recorded as abstentions or broker non-votes will be treated as present and therefore count towards the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place, but no other business may be transacted at the meeting.

How are proxies solicited and who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please ensure that all of your shares are properly voted.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the Company’s filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days following the day that final results are available.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables provide information with respect to the beneficial ownership of our common stock (our only class of outstanding capital stock) at September 2, 2022 by:

•
each of our directors;
•
each NEO named in the Summary Compensation Table;
•
all of our current directors and executive officers as a group; and
•
each of our stockholders who has reported beneficial ownership of more than 5% of the outstanding class of our common stock.

Beneficial Ownership of Principal Stockholders

The following table shows certain information for any person who reported being a current “beneficial owner” of more than 5% of A-Mark’s common stock. Persons and groups that beneficially own in excess of 5% of the Company’s common stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the “SEC”) regarding such beneficial ownership. For purposes of the table below and the table set forth under “Beneficial Ownership of Management,” a person is deemed to be the beneficial owner of any shares of common stock (1) over which the person has or shares, directly or indirectly, voting or investment power, or (2) of which the person has a right to acquire beneficial ownership at any time within 60 days after September 2, 2022. Beneficial ownership information is presented as of September 2, 2022, except that, where beneficial ownership information is as of earlier dates derived from SEC filings, that fact is indicated in the footnotes to the table. “Voting Power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Persons and groups identified in the table have sole voting power and sole investment power over the shares, except as otherwise stated in footnotes to the table. We obtained the information provided in the following table from filings with the SEC and from representations made by the persons listed below.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Common Stock (1)
Jeffrey D. Benjamin (2)	1,555,518	6.6%
William A. Richardson (3)	2,430,310	10.4%
Gregory N. Roberts (4)	2,489,010	10.2%
BlackRock, Inc. (5)	1,257,952	5.4%

(1)
All percentages have been calculated based on 23,383,221 shares of A-Mark common stock outstanding at September 2, 2022. In cases in which the beneficial ownership of the person or group includes shares that are not currently outstanding but may be acquired upon exercise or settlement of an equity award, the percent of the outstanding class for that person or group is calculated assuming exercise or settlement of the equity awards, so that the shares subject to the awards are added to the outstanding shares (the denominator in the percentage calculation).
(2)
Beneficial ownership of Jeffrey D. Benjamin is based on his amended Schedule 13D filed with the SEC reporting beneficial ownership of shares of A-Mark common stock at July 6, 2022 and additional information provided to the Company. At September 2, 2022, his beneficial ownership of A-Mark common stock totaled 1,555,518 shares. The reported beneficial ownership includes 840,000 shares held in two family trusts for the benefit of Mr. Benjamin's spouse and children, as to which he disclaims beneficial ownership. The reported beneficial ownership also includes 9,660 compensatory RSUs, of which 6,362 are vested and non-forfeitable and 3,298 have a stated vesting date of October 28, 2022 (subject to accelerated vesting in specified circumstances), with all of the RSUs deferred as to settlement following vesting. The address of Mr. Benjamin is 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.
(3)
Beneficial ownership of William A. Richardson is based on his amended Schedule 13D filed with the SEC reporting beneficial ownership of A-Mark common stock at May 25, 2021, and additional information provided to the Company. At September 2, 2022, his beneficial ownership of A-Mark common stock totaled 2,430,310 shares, including 1,557,876 shares owned directly by Silver Bow Ventures LLC (6.7% of the currently outstanding class) as to which Mr. Richardson shares voting and dispositive power with Gregory N. Roberts. The address of Mr. Richardson and Silver Bow Ventures LLC is 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.
(4)
Beneficial ownership of Gregory N. Roberts is based on his amended Schedule 13D filed with the SEC reporting beneficial ownership of A-Mark common stock at May 25, 2021 and additional information provided to the Company. At September 2, 2022, his beneficial ownership of A-Mark common stock totaled 2,489,010 shares, including 20,600 shares as to which Mr. Roberts has sole voting and dispositive power and 1,557,876 shares owned directly by Silver Bow Ventures LLC (6.7% of the currently outstanding class) as to which Mr. Roberts shares voting and dispositive power with William Richardson (the Silver Bow Ventures LLC shares also are included in Mr. Richardson's beneficial ownership reported above), and including shares issuable to Mr. Roberts upon exercise of 910,534 options to acquire A-Mark common stock (as to which Mr. Roberts has sole voting and sole dispositive power) that are currently exercisable or will become exercisable within 60 days of September 2, 2022. Such beneficial ownership includes 13,400 shares pledged as security; which are held by a securities brokerage firm in a margin loan account together with other non-company securities, and excludes 141,820 stock options that are not currently exercisable and will not become exercisable within 60 days. The address of Mr. Roberts is 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.
(5)
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055, reported sole voting power over 1,227,156 shares, sole dispositive power over 1,257,952 shares and no shared voting or dispositive power as of December 31, 2021 in its amended Schedule 13G filed on February 4, 2022.

Beneficial Ownership of Management

The following table shows the number of shares of common stock beneficially owned as of September 2, 2022, by each director then serving in office, nominee for director, and executive officer named in the Summary Compensation Table, and by our current directors and executive officers as a group. Except as otherwise indicated in the footnotes below, each named person had sole voting and sole investment power with respect to the shares shown as beneficially owned by that person.

Beneficial Ownership of Management

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Outstanding Common Stock (1)
Jeffrey D. Benjamin (2)	1,555,518		6.6%
Ellis Landau	354,828	(3)	1.5%
Beverley Lepine	8,940	(4)	*
John U. Moorhead	26,928	(5)	*
Jess M. Ravich	379,328	(5)	1.6%
Kendall Saville	298,248	(3)(6)	1.3%
Monique Sanchez	6,828	(5)(6)	*
Gregory N. Roberts (7)	2,489,010		10.2%
Michael Wittmeyer	480,589		2.1%
Thor G. Gjerdrum	62,208	(8)	*
Kathleen Simpson-Taylor	30,000	(9)	*
Carol Meltzer	42,000	(10)	*
All current directors and executive officers as a group (13 persons)	5,734,425	(11)	23.5%

* Less than 1%.

(1)
See footnote (1) to the table under the caption “Beneficial Ownership of Principal Stockholders” above.
(2)
See footnote (2) to the table under the caption “Beneficial Ownership of Principal Stockholders” above.
(3)
Includes 1,648 shares issuable in settlement of restricted stock units that vest on October 28, 2022.
(4)
Includes 4,940 shares issuable in settlement of restricted stock units, of which 3,292 are vested and non-forfeitable and 1,648 have a stated vesting date of October 28, 2022, with all of the restricted stock units deferred as to settlement following vesting.
(5)
Includes 4,828 shares issuable in settlement of restricted stock units, of which 3,180 are vested and non-forfeitable and 1,648 have a stated vesting date of October 28, 2022, with all of the restricted stock units deferred as to settlement following vesting.
(6)
Includes 2,000 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within 60 days.
(7)
See footnote (4) to the table under the caption “Beneficial Ownership of Principal Stockholders” above.
(8)
Includes 33,336 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within 60 days, and 28,872 shares issuable in settlement of restricted stock units that vest as to one-third of the restricted stock units on each of June 30, 2023, 2024 and 2025.

(9)
Includes 30,000 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within 60 days.
(10)
Includes 20,000 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within 60 days.
(11)
Includes 997,870 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within 60 days and 61,252 shares issuable in settlement of restricted stock units.

INFORMATION ABOUT OUR RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP audited the Company's consolidated financial statements for the fiscal years ended June 30, 2022 and 2021, and has served as our independent registered public accounting firm since June 12, 2015.

Fees to Independent Registered Public Accounting Firm for Fiscal 2022 and 2021

The following table sets forth by fee category the aggregate fees for professional services rendered by Grant Thornton LLP.

in thousands
	Grant Thornton LLP
Years Ended June 30,	2022	2021
Fee Category:
Audit fees (1)	$1,444	$1,322
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—
Total	$1,444	$1,322

(1)
Audit fees consisted of services rendered by the principal accountant for the audit and reviews of our annual and quarterly condensed consolidated financial statements, and audit of internal control over financial reporting.
(2)
Audit-related fees include the aggregate fees for assurance and related services provided that are reasonably related to the performance of the audits or reviews of the financial statements and audit of internal control over financial reporting, and which are not reported above under “Audit fees.”
(3)
Tax fees consist of professional services rendered for tax compliance, tax planning, tax advice, and value added tax process review. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.
(4)
All other fees include the aggregate fees for products and services provided that are not reported above under “Audit fees,” “Audit-related fees” or “Tax fees.”

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm (except for items exempt from pre-approval requirements under applicable laws and rules). All audit and non-audit services included in the table above were pre-approved by the Audit Committee.

When considered necessary, management prepares an estimate of fees for the service and submits the estimate to the Audit Committee for its review and pre-approval. Any modifications to the estimates will be submitted to the Audit Committee for pre-approval. All fees paid to our independent registered public accounting firm during the periods covered by this report and through the date hereof were in accordance with this pre-approval policy.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C under the Securities Exchange Act or 1934 or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

A-Mark’s Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2022 with management. A-Mark’s Audit Committee has discussed the matters required by Auditing Standard No. 16 (Communications with Audit Committees) and other authoritative guidance with its independent registered public accounting firm. The Audit Committee has also received the written disclosures and the letter from such firm required by the Securities Acts administered by the Securities and Exchange Commission and in compliance with Rule 3520 (Auditor Independence) of the Public Company Accounting Oversight Board (“PCAOB”), and has discussed with such firm its independence from A-Mark and its management, and has considered whether the provision of non-audit services by such firm is compatible with maintaining the auditor’s independence.

Based on the review and the discussions noted above, A-Mark’s Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, as filed with the Securities and Exchange Commission.

Audit Committee of A-Mark Precious Metals, Inc.

Ellis Landau (Chairman) Beverley Lepine John U. Moorhead Monique Sanchez Kendall Saville

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties are entities that the Company controls or has the ability to significantly influence. Related parties also include persons who are affiliated with related entities or the Company that are in a position to influence corporate decisions (such as owners, executives, board members and their families). In the normal course of business, we enter into transactions with our related parties. Below is a list of related parties with whom we have significant transactions:

(1)
Stack’s Bowers Numismatics LLC. ("Stack's Bowers Galleries"). Stack's Bowers Galleries is a wholly-owned subsidiary of Spectrum Group International, Inc. ("SGI"). In March 2014, SGI distributed all of the shares of common stock of A-Mark to its stockholders, effecting a spinoff of A-Mark from SGI. As a result of this distribution the Company became a publicly traded company independent from SGI. Gregory N. Roberts, our CEO and a director, serves as CEO and a director of SGI and, together with William A. Richardson (indirectly through Silver Bow Ventures LLC, a company controlled by our CEO and Mr. Richardson) are principal stockholders of SGI. Our other directors who served as directors of SGI prior to the spin-off in March 2014 have retained ownership of stock in SGI, in each case representing less than 10% of the outstanding class of SGI's common stock except for Mr. Benjamin, whose post-spinoff ownership slightly exceeds 10%. Such ownership, if aggregated with that of Mr. Roberts and Mr. Richardson, represents control of SGI. Carol Meltzer, our Executive Vice President, General Counsel, Secretary and Director, also serves as an executive officer and director of SGI.
(2)
SilverTowne, L.P. Through March 31, 2021, SilverTowne L.P. was a noncontrolling owner of AMST, and all subsequent transactions with it are considered to be activity with an unrelated third-party.
(3)
Equity method investees. As of June 30, 2022, the Company has four investments in privately-held entities, each of which has been determined to be an equity method investee and a related party.

Our related party transactions include (i) sales and purchases of precious metals, (ii) financing activities, (iii) repurchase arrangements, and (iv) hedging transactions. Below is a summary of our related party transactions.

Former Parent and its Subsidiaries

In addition to transactions with other affiliates as indicated below, the Company engages in related party transactions with Stack’s Bowers Galleries, including (i) sales and purchase transactions, and (ii) transactions in which the Company assists Stack’s Bowers in financing the purchase of rare coins and precious metals products, both through precious metal repurchase arrangements in which the Company receives a fee based upon the commodity value of the coins, and through loans to Stack’s Bowers Galleries from the Company's subsidiary Collateral Finance Company ("CFC") secured by the coins or precious metal.

Balances with Related Parties

As of June 30, 2022 and June 30, 2021, the Company had related party receivables and payables balances as set forth below:

in thousands
	June 30, 2022				June 30, 2021
	Receivables		Payables		Receivables		Payables
Stack's Bowers Galleries	$—		$1,802	(1)	$3,576	(2)	$—
Equity method investees	3,060	(3)	173		10,693	(3)	84
	$3,060		$1,975		$14,269		$84

(1)
Balance includes trade and other payables, net.
(2)
Balance includes secured loan receivables and trade and other payables, net.
(3)
Balance primarily represents receivables, net (shown as components of receivables and derivative assets).

Secured Loans Receivable

On March 1, 2018, CFC entered into a loan agreement with Stack's Bowers Galleries providing a secured line of credit on the wholesale value (i.e., the excess over the spot value of the metal), of numismatic products bearing interest at a competitive rate per annum, with a maximum borrowing line (subject to temporary increases) of $10.0 million. In addition to the annual rate of interest, the Company is entitled to receive a participation interest (or "royalty income") equal to 10% of the net profits realized by Stack's Bowers Galleries on the ultimate sale of the products. The initial term of the loan was 180 days and has been extended for additional 180 day periods by mutual agreement. As of June 30, 2022 and June 30, 2021, the outstanding principal balance of this loan was $0.0 million and $3.0 million, respectively. During the year ended June 30, 2022, the maximum amount of Stack's Bowers Galleries' indebtedness to CFC under this line of credit was $10.0 million.

On March 4, 2022, CFC entered into a loan agreement with Stack's Bowers Galleries providing a secured line of credit based on the collateral value of Stack's Bowers Galleries' secured customers' notes. The loan bears interest at a competitive rate per annum, with a maximum borrowing line of $3.0 million. The initial term of the loan was 180 days, and has been extended for additional 180 periods by mutual agreement. As of June 30, 2022, the outstanding principal balance of this loan was $0.0 million. During the year ended June 30, 2022, the maximum amount of Stack's Bowers Galleries' indebtedness to CFC under this line of credit was $2.0 million.

Long-term Investments

As of June 30, 2022 and June 30, 2021, the aggregate carrying balance of the equity method investments was $70.6 million and $18.2 million respectively.

Other Long-term Assets

As of June 30, 2022, the fair value of the option to purchase an additional 27.6% ownership interest in Silver Gold Bull, Inc. was $5.3 million. This option was acquired in June 2022, in conjunction with the Company’s additional 40% ownership interest in Silver Gold Bull, Inc., and is exercisable between December 2023 and September 2024.

Activity with Related Parties

Sales and Purchases

During the years ended June 30, 2022 and 2021, the Company made sales and purchases to various companies, which have been deemed to be related parties, as follows:

in thousands
	Years Ended
	June 30, 2022		June 30, 2021
	Sales	Purchases	Sales		Purchases
Stack's Bowers Galleries	$95,271	$51,220	$59,037		$66,122
Equity method investees	756,583	48,529	1,622,199	(1)	17,020	(1)
SilverTowne L.P.	—	—	16,837		4,827
	$851,854	$99,749	$1,698,073		$87,969

(1)
Includes sales and purchases activity with JMB, which the Company fully acquired in March 2021.

Interest Income

During the years ended June 30, 2022 and 2021, the Company earned interest income related to loans made to Stack's Bowers and from financing arrangements (including repurchase agreements) with affiliated companies, as set forth below:

in thousands
	Years Ended
	June 30, 2022	June 30, 2021
Interest income from secured loans receivables	$155	$249
Interest income from finance products and repurchase arrangements	6,668	8,042	(1)
	$6,823	$8,291

(1)
Includes JMB’s interest income from the beginning of the period through the acquisition date.

Equity method investments — Earnings and Dividends Received

During the years ended June 30, 2022 and 2021, the Company's proportional share of our equity method investee's net income totaled $6.9 million and $15.5 million, respectively. As a result of our acquisition of JMB in March 2021, the Company no longer accounts for this subsidiary’s earnings under the equity method since the acquisition date, when it became a wholly-owned consolidated entity of the Company. For the year ended June 30, 2022, the Company accounted for JMB’s earnings as a wholly owned subsidiary in the Company’s consolidated results.

During the years ended June 30, 2022 and 2021, the Company received dividend payments that totaled, in the aggregate, $1.7 million and $0.3 million, respectively, from our equity method investees.

Other Income

During the years ended June 30, 2022 and 2021, the Company earned royalty income related to one of CFC's secured lending agreements with Stack's Bowers that totaled $2.2 million and $1.1 million, respectively.

Policy and Procedures Governing Related Person Transactions

Our Board of Directors has adopted a written “Statement of Policy Regarding Transactions with Related Persons.” Our policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any proposed “related person transaction” (defined as any transaction or series of related transactions that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000) in which such related person has or will have a direct or indirect material interest, together with all material facts with respect thereto. Our general counsel must promptly communicate such information to our Audit Committee (references in this paragraph to the Audit Committee include any other independent body of our Board of Directors, which may act instead of the Audit Committee). No related-person transaction will be entered into without the approval or ratification of our Audit Committee. It is our policy that directors interested in a related-person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by our Audit Committee in determining whether or not to approve or ratify a related-person transaction, and we accordingly anticipate that these determinations will be made in accordance with principles of Delaware law generally applicable to directors of a Delaware company.

Activity with Related Persons

Purchase of A-Mark Shares from Related Persons

During the years ended June 30, 2022 and 2021, there were no purchases of A-Mark shares from our directors, executive officers or principal stockholders.

Foreign Currency Exchange Transaction with Related Person

During fiscal 2022, Jeffrey D. Benjamin, Chairman of the Board, engaged in foreign currency exchange transactions through A-Mark, for an aggregate dollar value of $1.3 million. The Company believes that all transactions were on an arms’ length basis and on terms and conditions applicable to unaffiliated third parties.

Executive Compensation

The table below sets forth the compensation of the Company's named executive officers ("NEOs") for fiscal 2022 and 2021.

Summary Compensation Table - Fiscal 2022 and 2021
Name and Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)
Gregory Roberts	2022	$560,000	$—	$212,476	$—	$840,000	$48,833	$1,661,309
Chief Executive Officer and Director	2021	$560,000	$500,000	$—	$—	$840,000	$51,844	$1,951,844
Thor Gjerdrum	2022	$550,000	$—	$1,067,622	$—	$625,000	$47,577	$2,290,199
President	2021	$525,000	$100,000	$—	$—	$787,500	$16,972	$1,429,472
Kathleen Simpson-Taylor	2022	$392,500	$500,000	$—	$—	$—	$27,959	$920,459
Chief Financial Officer	2021	$355,000	$355,000	$—	$—	$—	$30,343	$740,343

(1)
Salary amounts represent salary paid for services performed in the fiscal year. Salary payments received may vary due to the timing of pay periods that start in one fiscal year and end in the next.
(2)
Bonus amounts for fiscal 2022 reflect discretionary bonuses paid to Ms. Simpson-Taylor for fiscal 2022 performance. See “Narrative Discussion of Executive Compensation.”
(3)
Stock awards represent the value of the discretionary stock bonuses paid to Mr. Roberts and Mr. Gjerdrum for fiscal 2022 performance, and the value of the RSUs granted to Mr. Gjerdrum in connection with his new employment agreement in May 2022. See “Narrative Discussion of Executive Compensation.”
(4)
Non-equity incentive plan compensation paid for fiscal 2022 is described in greater detail below in “Narrative Discussion of Executive Compensation.”
(5)
Amounts in this column for fiscal 2022 are as follows:
•
Mr. Roberts received $9,000 as a car allowance, $13,696 as a 401(k) matching contribution, $23,692 as a cash payment in lieu of vacation time, and $2,445 as a life-insurance allowance.
•
Mr. Gjerdrum received $9,000 as a car allowance, $15,308 as a 401(k) matching contribution, and $23,269 as a cash payment in lieu of vacation time.
•
Ms. Simpson-Taylor received $8,728 as a 401(k) matching contribution and $19,231 as a cash payment in lieu of vacation time.

Narrative Discussion of Executive Compensation

In fiscal 2022 and 2021, our named executive officers were employed and compensated directly by A-Mark and its subsidiaries for their services. Mr. Roberts, our CEO, also provided services to SGI as its Chief Executive Officer, President and a Director, for which he was compensated separately by SGI. SGI is a business entity separate from A-Mark, and its financial results and compensation practices had no effect on A-Mark in fiscal 2022 and 2021.

The Compensation Committee's approach to executive compensation has focused on providing total compensation at levels sufficient to attract and retain senior-level executives within our industry. Performance-based annual incentive awards, as part of the cash compensation opportunity, are a key element of the compensation of Mr. Roberts, our CEO, and Mr. Gjerdrum, our President. These are the NEOs who in fiscal 2022 were most directly responsible for our business results.

Equity awards, in the form of stock options and restricted stock units, have been granted to our NEOs at various times. As part of their bonus payments for fiscal 2022 performance, the CEO and the President received a grant of 7,602 shares and 6,082 shares of our common stock, respectively, following the end of the fiscal year (a portion of Mr. Gjerdrum's grant was withheld to cover income and employment taxes). The shares were granted as fully vested awards. In connection with his entry into a new employment agreement in May 2022, our President was granted 28,872 RSUs, which vest 33.3% per year for each completed fiscal year of employment, subject to accelerated vesting in specified circumstances. Each RSU represents the contingent right to receive one share of A-Mark’s common stock. Our Chief Financial Officer (the “CFO”) did not receive a grant of equity awards in fiscal 2022. The Compensation Committee grants equity-based compensation to serve as an additional incentive that is aligned with the interests of stockholders and to promote retention of executives and long-term service.

Employment Agreements

We have chosen to formalize significant terms of employment of some of our NEOs by entering into employment agreements with them. This practice has helped us to attract and retain key executives and employees. In our financial services industry, there is a high degree of competition for talented executives and employees. Hiring often involves substantial negotiations regarding employment terms, which generally must be reflected in an employment agreement. Employment agreements offer us several advantages, particularly by fixing employment terms for specified time periods and thereby limiting renegotiations, and also by including provisions for the protection of our business.

During fiscal 2022, Mr. Roberts’ employment was governed by an employment agreement we entered into with him on November 22, 2019, providing for an employment term extending until June 30, 2023. Mr. Gjerdrum’s employment was governed by an employment agreement we entered into with him on August 1, 2019, providing for an employment term extending until June 30, 2022.

Significant terms of the CEO's employment agreement applicable to service in fiscal 2022 were as follows:

•
The term of the agreement extends from July 1, 2020 through June 30, 2023. Under the agreement, the CEO is permitted to continue to serve in executive capacities at SGI for up to 20% of his working time.
•
Salary is $560,000 per year during the employment term, which is the same salary in effect in fiscal 2020. However, the salary level will be adjusted upward by 25% at such time as the CEO ceases to provide services to SGI and devotes full time to A-Mark.
•
The CEO has an annual incentive opportunity to earn an amount equal to 100% of salary by achieving target performance. Performance goals for the annual incentives generally are based 75% on achievement of a pre-specified level of pre-tax profits (as defined) and 25% based on achievement of other qualitative and quantitative goals as determined by the Compensation Committee each year. For pre-tax profits performance at a specified threshold level, the CEO will earn 80% of the portion of target bonus based on pre-tax profits performance. For performance above target levels, the Compensation Committee may exercise discretion to determine the final payout in excess of the target payout levels, up to a maximum payout under the formulaic annual incentive provisions of the employment agreement of 150% of the target bonus. However, if our pre-tax profit for a fiscal year during the employment term is less than $10 million, the final annual incentive bonus will be determined entirely in the discretion of the Compensation Committee, regardless of the level of achievement of the pre-specified performance goals.
•
Under the employment agreement, upon signing (November 2019), the CEO was granted certain equity awards, in the form of stock options and restricted stock units. The CEO also received a signing bonus of $100,000 in November 2019.
•
Benefits under the employment agreement are similar to those under the CEO’s previous employment agreement, consisting of medical insurance, disability insurance, a car allowance and such other benefits as are generally available to executives.
•
Payments and benefits upon termination of employment are discussed below.

Significant terms of the President's employment agreement applicable to service in fiscal 2022 were as follows:

•
The term of the agreement extends from July 1, 2019 through June 30, 2022.
•
Salary in fiscal 2022 was $550,000.
•
The President has an annual incentive opportunity to earn an amount equal to 75% of salary by achieving target performance. Performance is based partly on achieving a goal relating to pre-tax profits and partly based on other goals, with the nature of those other goals and the weighting of all goals set by the Compensation Committee. Achievement of 80% of the profits goal will result in payment of 25% of the payout set for achievement of the target profits goal. Payout levels may be varied in the discretion of the Committee, including in the event of partial achievement of the other goals or for achievement in excess of target levels with respect to any goal, but payout under the formulaic annual incentive provisions of the employment agreement may not exceed 150% of the target payout.
•
Upon signing the employment agreement in August 2019, the President was granted equity awards in the form of stock options. The President also received a signing bonus of $50,000 in August 2019.
•
Benefits under the employment agreement consist of medical insurance, disability insurance and other benefits made generally available to executives.
•
Payments and benefits upon termination of employment are discussed below.

In May 2022, we entered into a new employment agreement with our President, The new employment agreement became effective as of July 1, 2022 (the beginning of fiscal 2023), except that certain compensation was granted upon signing of the agreement. The agreement contains the following key terms:

•
The term of the agreement extends from July 1, 2022 through June 30, 2025.
•
Base salary is set at $650,000 per annum.
•
Similar to his prior employment agreement, the President has an annual incentive opportunity to earn a target amount equal to 75% of salary by achieving target performance, with lesser amounts payable for achievement of specified threshold performance levels and, in the discretion of the Compensation Committee, greater amounts, up to 150% of the target amounts, payable for above-target performance. Performance goals for the annual incentive will be based 1) on achievement of annual goals tied to the level of pre-tax profits, as defined (“profits goal”) and 2) on achievement of other qualitative and quantitative goals as determined by the Compensation Committee each year. The profits goal will have a weighting of 75% and the other goals will have a weighting of 25%.
•
Under the new agreement, upon signing, the President was granted 28,872 RSUs, vesting 33.3% per year for each completed fiscal year of employment, subject to accelerated vesting in specified circumstances.
•
Benefits under the new agreement, including severance and benefits upon a termination of employment, are similar to those under the President’s previous employment agreement. These benefits are discussed below.

Kathleen Simpson-Taylor, our Chief Financial Officer, does not have an employment agreement.

Fiscal 2022 Annual Incentive Awards

As stated above, for fiscal 2022 our CEO and President had the opportunity to earn a performance bonus based on achievement of a pre-specified level of pre-tax profit of A-Mark and other performance goals. Such performance bonuses are intended to provide performance-based cash compensation that rewards those NEOs for their contribution to our financial performance. We view pre-tax profit as a key financial metric for purposes of our business planning, providing a balanced incentive to management that does not promote undue risk and that substantially reflects the quality of the execution of our business plan by our management team.

In establishing the performance goals for fiscal 2022, the Compensation Committee considered the business planning for the year and the strong growth in profits that developed in fiscal 2021. The target level of pre-tax profits for the CEO and the President was set at $60.06 million. Achievement of the pre-tax profits goal at the target level would result in payment of 75% of the target bonus to the CEO and 50% of the target bonus to the President. For the CEO, the Committee specified an additional performance goal requiring success in identifying and managing strategic initiatives to improve shareholder value and position A-Mark for long-term growth, achievement of which would result in payment of 25% of the target bonus. For the President, the Committee specified an additional performance goal of success in increasing A-Mark’s bank lines of credit to a specified level and success in identifying and managing strategic initiatives to improve shareholder value and position the A-Mark for long-term growth, with achievement of each of these additional goals to result in payment of 25% of the President's target bonus.

Payouts for performance above the target level for pre-tax profits or for high levels of success with respect to the other goals were authorized based on the Committee’s assessment of the level of achievement in relation to specified performance levels and otherwise in the discretion of the Committee, subject to a maximum payout of 150% of the target performance bonus.

For purposes of the annual incentive awards, “pre-tax profits” were defined as A-Mark’s net income, as determined under Generally Accepted Accounting Principles or GAAP, for the fiscal year, adjusted to eliminate the positive or negative effects of income taxes (in accordance with GAAP), but with no adjustment relating to foreign currency exchange.

A-Mark achieved substantial business success in fiscal 2022, building on the momentum developed in fiscal 2021. Pre-tax profit of $166.4 million exceeded the specified pre-tax profits target performance level. The Committee determined also that the other performance goals were achieved at a very high level. As a result, the Compensation Committee determined that the fiscal 2022 annual incentive payouts for the CEO and the President would be at the 150% level.

The Committee took particular notice that the CEO's leadership and management enabled A-Mark to take advantage of the strong market in gold and silver trading. Fiscal 2022 revenues increased by 7.2% to $8.16 billion compared to fiscal 2021, gross profit increased 24.5% to $261.8 million (3.21% of revenue) from $210.2 million (2.76% of revenue), and net income attributable to A-Mark totaled $132.5 million or $5.45 per diluted share, a decline compared to net income of $159.6 million or $8.90 per diluted share in fiscal 2021. Excluding the $26.3 million remeasurement gain recognized in fiscal 2021 in connection with the JMB acquisition, net income attributable to the Company for fiscal 2021 totaled $133.3 million. JMB was accretive to these results with approximately 23.8% of the consolidated revenue and 46.0% of the consolidated gross profit for the fiscal year 2022. The Committee also credited the CEO for achieving of other goals, including progress in building A-Mark’s platform for the future and leadership in the integration of JMB, in negotiations to increase A-Mark’s ownership of SGB and in hiring key personnel at senior levels across the A-Mark platform. In determining the bonus for the President, in addition to recognizing his contributions to A-Mark's strong financial performance in fiscal 2022, the Committee recognized his leadership in organizing a new and larger Banking Syndicate Group, which provided the necessary liquidity for A-Mark during fiscal 2022.

This exemplary business performance was reflected in total shareholder return. Total shareholder return based on dividends paid and stock price appreciation during fiscal 2022 was 43.0%, and for the three years ended June 20, 2022, annualized, was 74.6%.

Considering these results achieved under the leadership of our CEO and President, the Committee determined to pay additional, discretionary bonuses for fiscal 2022, paid in the form of fully vested shares of our common stock issued in September 2022. These stock awards to the CEO and to the President had a grant date value of $212,476 and $169,992, respectively. In addition, the Committee authorized a discretionary cash payment of bonus to the President in the amount of $6,500.

As in past years, the Committee awarded discretionary bonuses to certain other officers, including to Kathleen Simpson-Taylor, our Chief Financial Officer. In determining to award this discretionary bonus, the

Committee took note of her exceptional work in managing the growth in A-Mark’s financial reporting requirements, overseeing the rapidly growing accounting functions in-house and with the outside auditors, overseeing A-Mark's compliance with financial reporting requirements, and her increasing responsibility with regard to A-Mark's investment in Silver Gold Bull Inc.

The Committee's determinations regarding annual incentive awards and bonuses were subject to the approval of the Board of Directors.

Additional Information on Termination and Other Employment Terms

The employment agreements of our CEO and President provide for certain payments and benefits in the event of termination of the executive due to death, total disability, by A-Mark not for cause or by the executive for “Good Reason.” In addition, an executive’s rights under stock option agreements and RSUs may be affected by a termination of employment.

Under the employment agreements, severance payments to the executive are payable if, during the term of the employment agreement, the executive’s employment is terminated by us without cause or is terminated by the executive for “Good Reason,” as defined. Severance for such a termination in fiscal 2021 would have been payable as follows:

•
For Mr. Roberts, a lump-sum amount equal to the annualized level of salary paid during the 36 months preceding the month of termination plus the average annual incentive paid for the three fiscal years prior to the year of termination, but in any case not less than $1 million.
•
For Mr. Gjerdrum, continued payments of base salary for one year at the rates specified in the employment agreement.

In addition, the CEO or President would have been entitled to the following:

•
Payment of compensation accrued as of the date of termination, consisting of salary, performance bonus earned in any fiscal year completed before termination but not yet paid, unreimbursed business expenses reimbursable under the employer’s expense policies and payment in lieu of accrued but unused vacation.
•
Payment of the pro rata portion of the performance bonus for the fiscal year of termination (based on the portion of the fiscal year worked), is payable if and when such bonus would have been paid if employment had continued.

Good Reason would have arisen if A-Mark materially decreased or failed to pay the executive’s base salary or performance bonus, or materially changed the executive’s job description or duties in a way adverse to the executive, or relocated the executive’s job site by more than a specified distance without his consent, and in each case A-Mark failed to cure the circumstances after notice from the executive. Other material breaches of the employment agreement may constitute “Good Reason” in some instances.

In the event of termination of the CEO's or President's employment during fiscal 2022 in other circumstances, the termination payments and benefits would have been as follows:

•
For all terminations, the compensation accrued as of the date of termination (as summarized above) would have been paid.
•
In the event of termination due to death or total disability, the executive would have received the pro rata performance bonus for the fiscal year of termination.
•
The CEO and/or his dependents would receive continued health benefits paid by the employer for six months.

Under the employment agreements, the executive’s rights to severance are not enhanced based upon a change in control of A-Mark. The stock options granted to the CEO and the President in fiscal 2020 and the RSUs granted to the President in fiscal 2022 provide that vesting will accelerate in full upon a change in control of A-Mark. The employment agreements provide that certain payments under the agreements will be reduced if, following a change in control, the executive would be subject to the “golden parachute” excise tax and the reduction in payments would result in the executive realizing a greater after-tax amount.

The employment agreements provide for indemnification to the executives for liabilities arising out of the executive’s employment. The employment agreements obligate the executives not to solicit employees to either terminate employment with us or become employees of another entity for one year following a termination for cause.

The Compensation Committee and the Board of Directors have adopted a recoupment policy (sometimes referred to as a "clawback" policy). This policy requires that an incentive award paid out based on A-Mark's performance will be subject to forfeiture if there occurs a restatement of A-Mark's financial statements and the restated financial information would have resulted in a reduced payout (if the award were paid out within the preceding 36 months). This policy applies even if the executive did not engage in misconduct leading to the restatement. The forfeited amount would be the amount by which the original payment exceeded the payment that would have resulted from the corrected financial information.

Outstanding Equity Awards At Fiscal Year-End — Fiscal 2022

	Outstanding Equity Awards At Fiscal Year-End - Fiscal 2022
	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Gregory N. Roberts	101,600	—		7.40	2026/02/19	—		—
	20,000	—		6.00	2028/08/30	—		—
	70,000	—		4.10	2028/08/30	—		—
	200,000	—		10.25	2026/02/19	—		—
	283,640	141,820	(2)	2.63	2029/11/22	—		—
	200,000	—		9.40	2026/02/19	—		—
	35,294	—		6.43	2027/09/08	—		—
Thor Gjerdrum	16,668	—		4.17	2029/07/31	—		—
	—	—		—	―	28,872	(3)	931,122
	16,668	—		5.17	2029/07/31	—		—
Kathleen Simpson-Taylor	5,000	—		4.10	2028/08/30	—		—
	5,000	—		5.76	2027/10/02	—		—
	20,000	—		3.74	2029/09/30	—		—

(1)
All options in this column were fully vested and exercisable at June 30, 2022.
(2)
These unexercisable options, granted November 22, 2019, vest and become exercisable as to the underlying shares on June 30, 2023.
(3)
These restricted stock units vest as to one-third of the underlying shares on each of June 30, 2023, 2024 and 2025.

Directors' Compensation

Under A-Mark's current Director Compensation Policy, which was also in effect during fiscal 2022, annual compensation to each non-employee director (not including compensation for special assignments) is as follows:

(1)
Cash retainer -- $60,000 for directors other than the Board Chairman, $120,000 for the Chairman.
(2)
Fees for Board committee service:
•
Cash retainer for service as Chairman of Audit Committee or Chairman of Compensation Committee -- $10,000.
•
Cash retainer for service as Chairman of Nominating and Governance Committee -- $5,000.
•
Cash retainer for service as member (other than Chairman) of Audit Committee or Compensation Committee -- $5,000.
(3)
Annual equity award in the form of a grant of Restricted Stock Units (“RSUs”):
•
RSUs are granted with an aggregate grant-date value of $60,000 for each director other than the Board Chairman, who receives a grant with a value of $120,000.
•
The grant date for the RSUs is the day of the Annual Meeting of Stockholders.
•
RSUs will become vested one year from the date of grant, subject to accelerated vesting if service terminates due to death or disability, if service terminates for any reason at the Annual Meeting in the year after grant or if there occurs a change in control of A-Mark.
•
RSUs are credited with dividend equivalents, accrued as cash amounts payable at the time of settlement of the underlying RSUs (except that RSUs granted to a director subject to Canadian tax law have the dividend equivalents converted into additional RSUs).
•
Settlement of vested RSUs will occur promptly upon vesting, except that a Director may elect to defer settlement for a period of years or until termination of service (vested RSUs granted to a director subject to Canadian tax law will be settled only upon retirement or termination from the Board or death).

Grants of equity awards to a director upon commencement of service are determined by the Board or Compensation Committee at the time of appointment.

In addition, the Director Compensation Policy also stipulates:

•
No meeting fees are paid. Service as a member of a committee other than the Audit Committee or Compensation Committee does not result in additional compensation.
•
Directors who are employees of the Company are not paid additional compensation for service as a director.
•
The Board may approve special compensation to a non-employee director for non-recurring Board work; no special compensation was paid in fiscal 2022.
•
All directors are entitled to reimbursement by the Company for reasonable travel to and from meetings, and reasonable food and lodging expenses incurred in connection therewith and other reasonable expenses.

The Director Compensation Policy assumes service for a full year; directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of the Director Compensation Policy, will be deemed to begin on the date of our Annual Meeting of Stockholders.

The following table sets forth information regarding compensation earned by non-employee directors of the Company during fiscal 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Jeffrey Benjamin	$120,000	$119,981	$—	$—	$239,981
Ellis Landau	$75,000	$59,954	$—	$—	$134,954
Beverley Lepine	$65,000	$59,954	$—	$—	$124,954
John Moorhead	$75,000	$59,954	$—	$—	$134,954
Jess Ravich	$70,000	$59,954	$—	$—	$129,954
Monique Sanchez	$65,000	$59,954	$—	$—	$124,954
Kendall Saville	$65,000	$59,954	$—	$—	$124,954

(1)
Grant date fair value of stock awards is computed in accordance with GAAP based on the closing price per share of our common stock on the grant date. Each independent director elected by our stockholders at our 2021 Annual Meeting of Stockholders received a grant of 1,648 restricted stock units (or deferred share units in the case of a director subject to the tax laws of Canada), except that the Chairman of the Board received a grant of 3,298 restricted stock units. Stock awards vest in full on the first anniversary of the date of grant, except that the awards are non-forfeitable in the event of termination of service due to death or disability or upon a change in control of A-Mark. At June 30, 2022, 3,298 unvested equity awards subject to forfeiture were held by Mr. Benjamin and 1,648 were held by each other independent director named in the table above.
(2)
At June 30, 2022, Ms. Sanchez and Mr. Saville held stock options to purchase A-Mark shares. Ms. Sanchez and Mr. Saville each held an option to purchase 6,000 shares, exercisable at $18.87 per share, which vested or will become vested as to one-third of the underlying shares on each of March 19, 2022, 2023 and 2024. These options were granted to the directors at the time they joined the Board in March 2021.

Michael Wittmeyer serves as a director and is also an executive officer of A-Mark. In fiscal 2022, Mr. Wittmeyer received salary of $335,000 and a cash bonus of $500,000. At June 30, 2022, he held a stock option to purchase 120,000 shares with an exercise price of $18.87, which will vest on June 30, 2023. All other compensation in the amount of $13,030 (of which $11,308 was a matching 401(k) contribution) was paid to Mr. Wittmeyer in fiscal 2022, for a total compensation value of $848,030.

Carol Meltzer serves as a director and is also an executive officer of A-Mark. In fiscal 2022, Ms. Meltzer received salary of $185,000 and a cash bonus of $250,000. At June 30, 2022, she held three stock options to purchase an aggregate of 20,000 shares, with exercise prices ranging from of $4.10 to $7.05, which were fully vested. All other compensation in the amount of $21,853 (of which $7,800 was a matching 401(k) contribution, and $14,053 was a cash payment in lieu of vacation time) was paid to Ms. Meltzer in fiscal 2022, for a total compensation value of $456,853.

Equity Compensation Plan Information

The following table provides information as of June 30, 2022, with respect to the shares of our common stock that may be issued under existing equity compensation plans.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and stock rights	(b) Weighted average exercise price of outstanding options, warrants, and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,734,747	$6.74	(1)	286,847
Equity compensation plans not approved by security holders	120,000	$18.87		300,000	(2)
	1,854,747	$7.52	(1)	586,847	(3)

(1)

The weighted average exercise prices are calculated including the restricted stock units (“RSUs”) as rights to acquire shares with an exercise price assumed to be zero. The weighted average exercise price of stock options approved by stockholders, but excluding RSUs was $7.04 and for all outstanding stock options excluding RSUs was $7.84.
(2)
Represents shares that are available for future issuance to only new hires under A-Mark's amended and restated 2014 Stock Award and Incentive Plan ("2014 Plan").
(3)
Represents shares that are available for future issuance under the 2014 Plan. All of the 2014 Plan shares that are available for future issuance include the following award types: stock options, stock appreciation rights, restricted stock units, restricted stock, and other "full-value" awards.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons owning more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of their ownership of, and transactions in, the Company's common stock or other Company equity securities. To the Company's knowledge, based solely on a review of copies of such reports and representations of directors and executive officers, during the fiscal year ended June 30, 2022, all of such persons were in compliance with the applicable Section 16(a) reporting requirements, except a Form 4 filing reporting a stock option exercise and sale of the option shares by Mr. Gjerdrum, which was inadvertently filed late.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's directors are elected at the Annual Meeting of Stockholders. Ten directors will be elected at the 2022 Annual Meeting.

The Nominating Committee nominated and the Board of Directors ratified the nomination of the ten nominees set forth below. All of the nominees are currently serving on the Company’s Board of Directors, and all have consented to being named in this proxy statement and to serve if elected.

Unless authority to vote for the election of directors is withheld, the proxy will be voted FOR the election of the nominees named below.

Jeffrey D. Benjamin

Ellis Landau

Beverley Lepine

Carol Meltzer

John U. Moorhead

Jess M. Ravich

Gregory N. Roberts

Monique Sanchez

Kendall Saville

Michael R. Wittmeyer

In connection with the acquisition of JMB in March 2021, A-Mark entered into agreements that currently entitle former stockholders of JMB to designate two directors for nomination to the Board of Directors. Mr. Saville and Mr. Wittmeyer have been designated as those director nominees. In addition, the employment agreement between A-Mark and Mr. Wittmeyer provides that he will be nominated to serve as a director, and this commitment currently remains in effect. See “Certain Relationships and Related Transactions.”

A-Mark’s restated certificate of incorporation provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of A-Mark capital stock entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose.

Information Concerning Directors

You will find below background information, specific credentials, experience and other qualifications with respect to the nominees for election at the 2022 Annual Meeting. Each of the nominees has been nominated by the Board of Directors to serve until the next annual meeting of stockholders (in 2023) and until their respective successors are duly elected and qualified. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding their beneficial ownership of A-Mark’s common stock. No other nominations were submitted for the 2022 Annual Meeting.

Jeffrey D. Benjamin, age 61 Chairman of the Board & Director

Jeffrey Benjamin has served as Chairman of the Board and a Director since March 2014. Mr. Benjamin has been a Senior Advisor to Cyrus Capital Partners, L.P. since 2008, where he assists with distressed investments. Mr. Benjamin served as non-Executive Chairman of the Board of SGI from 2012 until March 2014 and as a director of SGI from 2009 until March 2014. He is also a member of the boards of directors of American Airlines Group, Inc. (NASDAQ: AAL) and Rackspace Technology (NASDAQ: RXT), and serves as chairman of the audit committee of Rackspace Technology. Mr. Benjamin served on the boards of directors of Caesars Entertainment Company from 2008 to 2017 and Chemtura Corporation from 2010 to 2017. Mr. Benjamin holds an MBA from the Sloan School of Management at M.I.T. and a BA from Tufts University.

With his financial and business background and service as a public company director, as well as a personal involvement in numismatics, Mr. Benjamin contributes to the Board in matters of corporate finance, governance, business development and industry strategy.

Ellis Landau, age 78 Director

Ellis Landau has served as a Director since March 2014, and serves as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Landau serves as a member of the Board of Directors of Second Wave Delivery Systems, LLC, an early-stage medical service company. In 2006, Mr. Landau retired as Executive Vice President and Chief Financial Officer of Boyd Gaming Corporation (NYSE: BYD), a position he held since he joined the company in 1990. Mr. Landau previously worked for Ramada Inc., later known as Aztar Corporation, where he served as Vice President and Treasurer, as well as U-Haul International in Phoenix and the Securities and Exchange Commission in Washington, D.C. Mr. Landau served as a director of SGI from 2012 until March 2014. From 2007 to 2011, Mr. Landau was a member of the Board of Directors of Pinnacle Entertainment, Inc. (NYSE: PNK), a leading gaming company, where he served as chairman of the audit committee and as a member of its nominating and governance committee and its compliance committee. Mr. Landau received his Bachelor of Arts in economics from Brandeis University and his M.B.A. in finance from Columbia University Business School.

Mr. Landau brings to the Board substantial finance, accounting and corporate governance experience, including the expertise and financial acumen to serve as the Chairman of the Audit Committee.

Beverley Lepine, age 70 Director

Beverley Lepine has served a Director since February 2015, and serves as a member of the Audit Committee. Ms. Lepine retired as Chief Operating Officer from the Royal Canadian Mint, a Canadian Federal Crown Company, after 27 years in various positions, including Chief Financial Officer and Vice President of Manufacturing. Prior to joining the Royal Canadian Mint, Ms. Lepine worked from 1980 until 1987 for the Treasury Board Secretariat of the Government of Canada and Via Rail Canada. Upon graduating with a Bachelor's degree in Business Administration from Bishop's University in 1974, Ms. Lepine worked for Clarkson Gordon from 1974 until 1980 where she obtained her Chartered Professional Accountant ("CPA") designation in 1978. She obtained her Institute of Corporate Directors Certificate (ICD.D) in 2011. Ms. Lepine was Chair of the Board of Bruyere Continuing Care, a chronic continuing care hospital in Ottawa from 2008-2010 and is currently Treasurer and member of the Board of the Pallium Foundation.

Ms. Lepine's extensive knowledge of the worldwide minting and coinage industries provides the Board with insight and guidance in matters of business planning and growth strategy. She also brings a strong background in finance and accounting to bear as a member of the Audit Committee and as a director.

Carol Meltzer, age 62 Executive Vice President, General Counsel, Secretary and Director

Carol Meltzer has served as our General Counsel, Secretary and Executive Vice President since March 2014, assuming those offices at the time of the spin-off. From 2006 to the spin-off, she held the positions of General Counsel, Secretary and Executive Vice President of SGI and its predecessor companies, and served in a variety of legal capacities for SGI since 1996. Ms. Meltzer previously practiced law at Stroock & Stroock & Lavan LLP and Kramer Levin Naftalis & Frankel LLP. Ms. Meltzer received B.A. and J.D. degrees from the University of Michigan, Ann Arbor. Ms. Meltzer also serves as General Counsel, Secretary and Executive Vice President of SGI and as a director of SGI.

John (“Jay”) U. Moorhead, age 70 Director

John Moorhead has served as a Director since March 2014, and serves as Chairman of our Compensation Committee. He has been a managing director of Global Power Partners, an investment banking firm, since August 2015. Prior to that, he was a Managing Director at Ewing Bemiss & Co. from 2009 through July 2015, and served in the same capacity at Westwood Capital from 2005 until 2009 and at MillRock Partners from 2003 until 2005. From 2001 to 2003, Mr. Moorhead was a corporate finance partner at C.E. Unterberg, Towbin. Mr. Moorhead served as a director of SGI from 2009 until March 2014. Mr. Moorhead received his B.A. degree from the University of Vermont, and attended the Program for Management Development at Harvard Business School.

Mr. Moorhead brings to the Board expertise in corporate finance and valuable perspectives on public company growth and global competition. Mr. Moorhead also has experience in the area of executive compensation, which gives him the expertise to serve as Chairman of our Compensation Committee.

Jess M. Ravich, age 65 Director

Jess Ravich has served as a Director since March 2014. Mr. Ravich is the CEO and Chairman of the Board of ALJ Regional Holdings, Inc. (NASDAQ: ALJI). From 2012 until 2019, he was a group managing director and head of alternative products for The TCW Group, Inc., an international asset-management firm, which he joined in 2012. Prior to joining The TCW Group, Mr. Ravich served as managing director and head of capital markets of Houlihan, Lokey, Howard & Zukin, Inc., an international investment bank. From 1991 through November 2009, Mr. Ravich founded and served as chief executive officer of Libra Securities LLC, an investment banking firm serving the middle market. Prior to founding Libra, Mr. Ravich was an executive vice president of the fixed income department at Jefferies & Company, a Los Angeles-based brokerage firm, and a senior vice president at Drexel Burnham Lambert, where he was also a member of the executive committee of the high yield group. Mr. Ravich served as a director of SGI from 2009 until March 2014. He also served on the Board of Directors of APEX Global Brands Inc. (formerly The Cherokee Group, Inc.) (NASDAQ: APEX) from 1993 - 2019.

Mr. Ravich is a graduate of the Wharton School at the University of Pennsylvania and Harvard Law School, where he was an editor of the Harvard Law Review.

With his extensive background in investment banking and the financial markets, Mr. Ravich provides Board leadership in matters of strategic development and business initiatives, including potential growth through acquisitions.

Gregory N. Roberts, age 60 Chief Executive Officer & Director

Greg Roberts has been Chief Executive Officer and a Director of A-Mark since July 2005. Mr. Roberts has served as President and Chief Executive Officer of SGI since March 2008. Mr. Roberts previously served as the President of SGI’s North American coin division, which included A-Mark. He is also a lifetime member of the American Numismatic Association. Through his day-to-day involvement in all aspects of the Company’s operations, Mr. Roberts provides a vital link between junior and senior management personnel and the general oversight and policy-setting responsibilities of the Board. Mr. Roberts is a director of SGI (serving as such since 2000). Mr. Roberts also serves as Chief Executive Officer of SGI.

Mr. Roberts brings to the Board expertise in numismatics and trading, extensive knowledge of the precious metals industry and, in his role as Chief Executive Officer, in-depth knowledge of the Company and its business.

Monique Sanchez, age 52 Director

Monique Sanchez was appointed as a Director on March 19, 2021. Since 2008, Ms. Sanchez has held senior sales and business development roles at Google, including most recently as Director Agency Sales Development, where she is responsible for leading an agency development team focused on driving revenue growth across Google’s largest market: U.S. clients and agency holding companies. The eight years prior to Google, Ms. Sanchez held business development leadership roles at DoubleClick, which was acquired by Google in 2008. She is a mentor at Google’s women’s mentor program. Ms. Sanchez received her B.A. degree from Syracuse University.

With over 30 years’ corporate experience, including more than 21 years in the digital advertising industry, Ms. Sanchez brings to the Board a deep expertise in advertising technologies, sales and business development.

Kendall Saville, age 37 Director

Kendall Saville served as Chairman of the Board of JM Bullion for seven years, and became a Director of A-Mark in March 2021. He co-founded PlayUSA, the largest legal US iGaming media network which was acquired by Catena Media (STO: CTM), and served as a primary consultant to Catena Media from 2016 to 2019. Mr. Saville’s investment specialty is in store-of-value businesses, and his focus for nearly a decade has been investments in cryptocurrency technology, including the largest cryptocurrency exchange in the Middle East, and decentralized finance. Kendall earned his Bachelor of Arts in Business Economics from the University of California, Santa Barbara. In 2021, Kendall Saville’s i15 Media and Ocean View Marketing iGaming assets were acquired by Catena Media, and he has resumed his work as a primary consultant managing strategic growth projects for iGaming. Mr. Saville is also working on Bitfo, a cryptocurrency media startup.

Mr. Saville’s extensive experience in search engine optimization (SEO), digital marketing, and cryptocurrency provides the Board with valuable insight in matters of business planning and growth strategy.

Michael R. Wittmeyer, age 32 Chief Executive Officer of JMB; Executive Vice President – Direct Sales Segment of A-Mark; and Director of A-Mark

Michael R. Wittmeyer is the co-founder and Chief Executive Officer of JMB, and became a Director and officer of A-Mark in March 2021. His journey in entrepreneurship started in high school, when he founded and then sold a successful digital affiliate marketing business. Building on that achievement, Mr. Wittmeyer co-founded JMB in 2011. Eight years later, Mr. Wittmeyer was Named EY Entrepreneur of the Year in the Retail/Consumer category in the Southwest region, and has led JMB to become one of the top precious metals retailers in the world. In addition to his management and executive background, Mr. Wittmeyer established the Patricia McCarthy scholarships at Allegany-Limestone Central School and Olean High School, which awards funds to students who demonstrate entrepreneurial spirit, and have a strong record of service and extracurricular involvement. Mr. Wittmeyer, who has been a member of Entrepreneurs’ Organization since 2019, studied Marketing at Pennsylvania State University, and grew up in Western New York.

Mr. Wittmeyer brings to the Board significant experience and expertise in eCommerce operations, search engine optimization (SEO), and digital marketing. His in-depth knowledge of JMB’s business is invaluable as the Board looks to grow its Direct-to-Consumer operations.

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND MANAGEMENT

The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company’s executive officers and management oversee the day-to-day operations of A-Mark. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board of Directors. Our directors also discuss business and other matters with the Chief Executive Officer and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board of Directors considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to separate the roles of Chairman and Chief Executive Officer. In making this determination, the Board will consider the advantages that come from having leadership of the Board by a person other than the Chief Executive Officer. Even if a single person were to fill both roles, the Board anticipates that it would appoint a director to serve separately as the presiding or lead non-management director in order to preserve those advantages.

Mr. Benjamin has served as Chairman of the Board since March 2014. The Chairman of the Board has the authority to call special meetings of the Board, sets the agenda for Board meetings, acts as a Board liaison with the Chief Executive Officer, chairs meetings of the Board and communicates the Board of Directors’ feedback to the Chief Executive Officer. The Board believes that Mr. Benjamin’s work experience, education and leadership ability make him the best choice currently to serve as our Chairman of the Board.

In fiscal 2022, the Board of Directors met eight times. Each director attended at least 75% of the meetings of the A-Mark Board of Directors and Board committees, if any, of which he or she was a member during the period of the director's service in fiscal 2022.

Under the Company’s policy, each director of the Company is expected to be present at annual meetings of stockholders (including by virtual means), absent exigent circumstances that prevents his or her attendance. At our Annual Meeting held in October 2021, all of our directors were in attendance.

The Company’s Board of Directors has determined that all nominees for the Board of Directors other than Greg Roberts, Carol Meltzer, and Michael Wittmeyer qualify as “independent” as that term is currently defined in Rule 5605(a)(2) and (c)(2) of the Nasdaq listing standards.

Committees of the Board

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
5 Members 5 Independent	3 Members 3 Independent	4 Members 4 Independent

Audit Committee

The duties and responsibilities of the Audit Committee are set forth in its written charter, available on our website, https://ir.amark.com/corporate-governance/governance-documents, and include the following:

•
to oversee the quality and integrity of our financial statements and our accounting and financial reporting processes;
•
to prepare the audit committee report required by the SEC in our annual proxy statements;

•
to review and discuss with management and the independent registered public accounting firm our annual and quarterly financial statements;
•
to review and discuss with management our earnings press releases;
•
to appoint, compensate and oversee our independent registered public accounting firm, and pre-approve all auditing services and non-audit services to be provided to us by our independent registered public accounting firm;
•
to review the qualifications, performance and independence of our independent registered public accounting firm; and
•
to establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The members of the Audit Committee are Mr. Landau (Chairman), Mr. Moorhead, Ms. Lepine, Ms. Sanchez and Mr. Saville. Each of the members is an independent director, as defined under the rules of The NASDAQ Stock Market and our Corporate Governance Guidelines, and meets the criteria for independence under Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934 and otherwise satisfies the conditions of The NASDAQ Stock Market rules for audit committee membership, including the financial literacy requirements. In addition, Mr. Landau qualifies as an "audit committee financial expert," in compliance with the rules and regulations of the SEC and The NASDAQ Stock Market.

Compensation Committee

The duties and responsibilities of the Compensation Committee are set forth in its written charter, available on our website, https://ir.amark.com/corporate-governance/governance-documents, and include the following:

•
to determine, or recommend for determination by our Board of Directors, the compensation of our chief executive officer and other executive officers;
•
to establish, review and consider employee compensation policies and procedures;
•
to review and approve, or recommend to our Board of Directors for approval, any employment contracts or similar arrangement between the Company and any executive officer of the Company;
•
to review and discuss with management the Company’s compensation policies and practices and management’s assessment of whether any risks arising from such policies and practices are reasonably likely to have a material adverse effect on the Company;
•
to review, monitor, and make recommendations concerning incentive compensation plans, including the use of stock options and other equity-based plans; and
•
to appoint, compensate and oversee any compensation consultant, legal counsel or other advisor retained by the Compensation Committee in its sole discretion.

The members of the Compensation Committee are Messrs. Moorhead (Chairman), Landau and Ravich. Each of the members of the Compensation Committee is an independent director, as defined under the rules of The NASDAQ Stock Market and our Corporate Governance Guidelines, and otherwise satisfies the conditions of The NASDAQ Stock Market rules for compensation committee membership.

The Committee often requests our CEO, General Counsel and other senior executives to be present at meetings where executive compensation and corporate and individual performance are discussed and evaluated by the Committee or the Board of Directors, and to provide information to the Committee and the Board regarding compensation issues. These executives provide insight, suggestions and recommendations, as requested by the Committee, regarding executive compensation matters. The Committee also meets with our CEO to discuss his compensation package and his recommendations for other executives. In this regard, the Committee from time-to-time authorizes the CEO to negotiate on compensation matters and, for non-executive officers, to make determinations regarding compensation. Ultimately, the terms of compensation of our CEO and other executive officers are subject to the approval of the Compensation Committee.

Nominating and Corporate Governance Committee

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, available on our website, https://ir.amark.com/corporate-governance/governance-documents, and include the following:

•
to recommend to our Board of Directors proposed nominees for election to the Board of Directors by the stockholders at annual meetings, including an annual review as to the renominations of incumbents and proposed nominees for election by the Board of Directors to fill vacancies that occur between stockholder meetings;
•
to make recommendations to the Board of Directors regarding corporate governance matters and practices; and
•
to recommend members for each committee of the Board of Directors.

The members of the Nominating and Governance Committee are Mr. Ravich (Chairman), Ms. Lepine, Mr. Moorhead and Ms. Sanchez. Each of the members is an independent director, as defined under the rules of The NASDAQ Stock Market and our Corporate Governance Guidelines.

Corporate Governance Guidelines

Our Board of Directors has adopted our Corporate Governance Guidelines that set forth our policies and procedures relating to corporate governance. Our Corporate Governance Guidelines are available on our website, https://ir.amark.com/corporate-governance/governance-documents.

The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members. The Committee believes that members of the Company’s Board of Directors must possess certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company’s adherence to principles of sound corporate governance. These qualities, which are only threshold criteria and are subject to limited exceptions, include integrity, absence of conflict of interest which would impair the ability to serve, fair and equal representation, achievement, oversight, business understanding and available time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board. The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. As to each recommended candidate that the Committee believes merits consideration, the Committee will cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director; determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board; consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and consider the extent to which the membership of the candidate on the Board will promote diversity among the directors (for this purpose, diversity includes diversity of background, experience, business skills, business relationships and other attributes). In its discretion, the Committee may solicit the views of the Chief Executive Officer, other members of the Company’s senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is most suited for membership on the Board. The Committee maintains appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

It is the policy of the Company that the Nominating and Corporate Governance Committee of the Board consider recommendations for the nomination of directors submitted by holders of the Company’s shares entitled to vote generally in the election of directors. The Nominating and Corporate Governance Committee will give consideration to these recommendations for positions on the Board where the Committee has not determined to re-nominate a qualified incumbent director. The Nominating and Corporate Governance Committee will only consider recommendations of nominees who satisfy the minimum qualifications prescribed by the Committee for Board candidates. In considering any recommendation for the nomination of directors, the Nominating and Corporate Governance Committee will take into account the size and duration of a recommending stockholder’s ownership interest in the Company. Only those recommendations whose submission complies with the procedural requirements adopted by the Nominating and Corporate Governance Committee will be considered by the Committee.

Oversight of Risk Management

Our Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. It believes an effective risk management system will (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision-making. Our Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also works, with the input from our executive team, to assess on an on-going basis and analyze the most likely areas of future risk for us.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics applicable to our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and other senior officers, in accordance with applicable rules and regulations of the SEC and The NASDAQ Stock Market. Our Code of Ethics is available on our website, https://ir.amark.com/corporate-governance/governance-documents.

Stockholder Communications to the Board

The Company’s security holders may send communications to the Board of Directors. All communications should be delivered either in writing addressed c/o Legal Department at 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245 or by e-mail to directors@amark.com. All communications must be accompanied by the following information: a statement of the type and amount of the securities of the Company that the person holds; and any special interest, meaning an interest not in the capacity as a stockholder of the company, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Concerns about accounting, internal accounting controls or auditing matters should be reported pursuant to the procedures outlined on our website at https://ir.amark.com/corporate-governance, under “Policy on Reporting Questionable Accounting or Auditing Matters."

Executive Officers

A-Mark’s current executive officers are as follows:

Name	Age	Position(s)
Gregory N. Roberts	60	Chief Executive Officer and Director
Thor Gjerdrum	55	President
Kathleen Simpson-Taylor	59	Chief Financial Officer, Executive Vice President and Assistant Secretary
Brian Aquilino	49	Chief Operating Officer
Michael Wittmeyer	32	Chief Executive Officer of JMB; Executive Vice President – Direct Sales Segment of A-Mark; and Director of A-Mark
Carol Meltzer	63	Executive Vice President, General Counsel, Secretary, and Director

See “Information Concerning Directors”, above, for information relating to Ms. Meltzer, Mr. Roberts, and Mr. Wittmeyer.

Thor Gjerdrum was appointed as President on September 7, 2016. Mr. Gjerdrum served as A-Mark’s Executive Vice President and Chief Operating Officer from July 2013 to September 2016 and as our Chief Financial Officer and Executive Vice President from 2002 to May 2008 and from May 2010 to June 30, 2013. Mr. Gjerdrum was Chief Financial Officer and Executive Vice President of SGI from June 2008 to April 2010. Previously, Mr. Gjerdrum held a variety of positions with two publicly traded telecommunications companies, the last of which was as Vice President of Finance, and worked in public accounting. Mr. Gjerdrum received a Bachelor of Science degree in Accounting from Santa Clara University.

Kathleen Simpson-Taylor has served as Chief Financial Officer since September 30, 2019. Prior to that time, she served as Executive Vice President, Controller and Assistant Secretary since November 2, 2017 after serving as Vice President, Controller and Assistant Secretary since January 2016. Ms. Simpson-Taylor formerly held various management and executive capacities for Mattel, Inc. from 1995 to 2015, including as Vice President, Mattel Division Finance and Vice President, USA Finance, and also served as a member of the Board of Directors of the Mattel Federal Credit Union from 2002 through 2004. Prior to Mattel, Ms. Simpson-Taylor held management positions at Ernst and Young, LLP, in both their US and Spain practice offices. Ms. Simpson-Taylor, a Certified Public Accountant, holds a Bachelor of Science degree in Accounting from Loyola Marymount University.

Brian Aquilino was appointed as Chief Operating Officer on March 9, 2020. Mr. Aquilino has been with A-Mark since 2001, where he served as Director of Operations and then Vice President of Operations since 2011. Mr. Aquilino has over 25 years of operations experience, including positions at AT&T and Covad Communications. Mr. Aquilino received a Bachelor of Arts degree from the University of Denver.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE TEN NOMINEES DESCRIBED EARLIER IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2 - PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

We are providing stockholders with the opportunity to cast an advisory vote on the fiscal year 2022 compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement, including in the compensation tables, the section entitled “Narrative Discussion of Executive Compensation,” and other executive compensation disclosures.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders approve the fiscal year 2022 compensation of A-Mark’s executive officers named in the Summary Compensation Table, as disclosed in A-Mark’s Proxy Statement dated September 16, 2022, including the compensation tables, the section entitled “Narrative Discussion of Executive Compensation” and other executive compensation disclosures.

Please refer to the sections of this Proxy Statement above for a discussion of our executive compensation practices and the fiscal 2022 compensation of our NEOs.

Our executive compensation program has been designed to strongly promote the success of our business, by attracting and retaining an experienced and capable management team and providing incentives to achieve and exceed our goals and, in doing so, building long-term value for stockholders. We believe that our fiscal year 2022 compensation of our named executive officers met the objectives of our program and helped to promote our long-term business success.

In making the decision to approve fiscal year 2022 compensation, stockholders are urged to consider the following:

•
A-Mark achieved striking success in fiscal 2022, building on the success of fiscal 2021. Fiscal 2022 pre-tax profit was $166.4 million, a level exceeding the target level and maximum level specified for payment of the fiscal 2022 annual incentive award for the CEO and the President based on pre-tax profit.
•
In other respects, fiscal 2022 demonstrated the strong financial results the A-Mark business model is capable of generating, including revenues of $8.2 billion, 7% higher than fiscal 2021, and gross profit and non-GAAP adjusted net income that grew 25% and 8% year-over-year, respectively, contributing to a return on equity of 27%.
•
Based on the achieved level of pre-tax profit, the Compensation Committee authorized payout of annual incentive awards to the CEO and the President at the maximum level, 150% of the target level.
•
In line with our business success in fiscal 2022, the market price of our common stock increased from $23.25 on June 30, 2021 to $32.25 on June 30, 2022. In addition, A-Mark paid a special dividend to stockholders of $1.00 per share in fiscal 2022.
•
Total shareholder return based on dividends paid and stock price appreciation through the end of fiscal 2022 was 43.0% for one year, and, annualized, 74.6% for three years and 33.6% for five years.
•
In view of A-Mark’s excellent performance and returns to stockholders in fiscal 2022, the Compensation Committee recommended and the Board approved discretionary bonuses to the

CEO and President for fiscal 2022. These bonuses were paid in September 2022 by issuance of non-forfeitable A-Mark Common Stock to the executives.
•
Discretionary bonuses were granted to executive officers other than the CEO and President, including to the CFO, in amounts reflecting the individual efforts of those executives and the contribution of each to our strong fiscal 2022 performance.
•
The grant of shares in payment of a portion of the fiscal 2022 bonus was the only equity award granted to our CEO in fiscal 2022. Upon entry into a new employment agreement with our President in fiscal 2022, we granted 28,872 RSUs to him, which will vest based on his continued service through June 30, 2025. No new equity award was granted to our CFO in fiscal 2022. Equity awards in the form of stock options have been granted to named executive officers in connection with entry or renewal of employment agreements, upon promotions and at other times, but have not been a regular annual component of compensation. Our Compensation Committee regards the value of these awards as reasonable in order to secure a long-term service commitment (including certain covenants for the protection of our business) and as a component of long-term compensation.
•
Other compensation, including perquisites, constitute a relatively small portion of an executive officer's total compensation.

The Board and the Compensation Committee believe that the level of compensation of our NEOs for fiscal year 2022 was well aligned with our overall results and appropriate.

As an advisory vote, this proposal is not binding upon A-Mark or the Board. Nevertheless, the Board’s Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. If there are a significant number of “Against” votes, we will seek to understand the concerns that influenced the vote and address them as appropriate in making future decisions affecting the executive compensation program.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FISCAL 2022 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 3 - APPROVAL OF AMENDED AND RESTATED 2014 STOCK AWARD AND INCENTIVE PLAN

Introduction

At the 2022 Annual Meeting of Stockholders, we will ask stockholders to approve the Amended and Restated 2014 Stock Award and Incentive Plan (the "2014 Plan"). Changes to 2014 Plan that would result from the proposal are to increase in the shares authorized for issuance by 1.5 million shares while eliminating an 300,000 shares separately reserved in the Plan (for a net increase in authorized shares of 1.2 million), to extend the period for grants until 2032 and to eliminate provisions that have become obsolete due to changes in U.S. tax law.

The 2014 Plan previously was approved by our stockholders at the 2015 Annual Meeting of Stockholders, amendments were approved at our Annual Meetings of Stockholders in 2017 and 2019. The 2014 Plan is our only compensation plan providing for grants of equity awards.

The Board and its Compensation Committee (the “Committee”) seek approval of this Proposal so that the 2014 Plan can continue to help us:

•
Attract, retain, motivate and reward officers, employees, directors, consultants and advisors to A-Mark and its subsidiaries and affiliates;
•
Provide equitable and competitive compensation opportunities;
•
Authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk; and
•
Promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The Board and the Committee believe that awards linked to common stock provide incentives that promote the long-term success of A-Mark. The 2014 Plan is a key element of our overall compensation program.

Increase in Share Reserve

The following table shows the aggregate number of shares subject to outstanding equity awards under the 2014 Plan as of September 2, 2022, together with the shares that remained available for future awards at that date and the net shares that would be added if the proposed amendment to the 2014 Plan is approved by stockholders. If approved by stockholders, the amended and restated 2014 Plan would add 1.5 million shares to the general share reserve while reducing the 2014 Plan's reserve for "inducement" awards by 300,000 shares. We expect that, with the net additional shares (approximately 5.1% of the number of shares currently outstanding), the 2014 Plan will serve A-Mark's needs until fiscal 2027. We refer to the shares subject to outstanding equity awards plus those available for future equity awards as “overhang”:

Shares subject to outstanding awards (1) (2)	1,854,747
Shares currently remaining available for future awards	586,847
Shares to be added for future awards if Proposal 4 is approved (2)	1,200,000
Total share “overhang” (3)	3,641,594
Percentage of outstanding shares (diluted) (4)	13.5%

(1)
1,779,460 of these outstanding equity awards are stock options, of which approximately 64.5% are vested and exercisable. The weighted average exercise price of the outstanding options is $7.84 and the weighted average remaining term of the outstanding options is 6.35 years. 75,287 of these outstanding equity awards are restricted stock units, with a remaining weighted average period until vesting of 1.81 years.
(2)
The shares to be added to the 2014 Plan would be available for stock options, restricted stock units and all other types of awards under the 2014 Plan.
(3)
The “overhang” number represents the full number of shares that potentially would be deliverable under currently outstanding awards and future awards if this Proposal is approved by stockholders..
(4)
Outstanding shares - the denominator in this calculation - include all common stock outstanding at September 2, 2022 plus the potential dilution from issuance of shares subject to outstanding awards and shares that would be available for future awards if this Proposal is approved by stockholders.

Information on the total number of shares available for equity awards and unissued shares deliverable under outstanding stock options and other equity awards as of the end of the last fiscal year (at June 30, 2022) is presented above under the caption “Equity Compensation Plan Information.”

Other Changes to the 2014 Plan

The amended and restated 2014 Plan would eliminate provisions that were intended to qualify future awards as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. That tax law was amended in 2017 to eliminate tax benefits to us (as issuer of equity awards) for qualifying performance-based compensation. Some of the eliminated 2014 Plan provisions only apply to awards designated as intended to qualify under Section 162(m), so the provisions now have no substantive effect. A limitation on the amount of cash awards that could be granted to any one grantee in a given fiscal year, included in the 2014 Plan to qualify cash awards as qualifying performance-based compensation, would also be eliminated.

Approval of this Proposal would extend the period during which grants could be made from November 2, 2027 to October 27, 2032.

Overview of 2014 Plan Awards

The 2014 Plan authorizes a broad range of awards, including:

•
stock options;
•
stock appreciation rights ("SARs");
•
restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
•
deferred stock, a contractual commitment to deliver shares at a future date, which may or may not be subject to a risk of forfeiture; we generally refer to forfeitable deferred stock as “restricted stock units” or "RSUs";
•
other awards based on Common Stock;
•
dividend equivalents;
•
performance shares or other stock-based performance awards (these include deferred stock or restricted stock awards that may be earned by achieving specific performance objectives);
•
cash-based performance awards tied to achievement of performance objectives; and
•
shares issuable as a bonus or in lieu of rights to cash compensation.

Restriction on Repricing, Loans and Reload Options

The 2014 Plan includes a restriction providing that, without stockholder approval, we will not amend or replace options or SARs previously granted under the Plan in a transaction that constitutes a "repricing." For this purpose, a "repricing" is defined as amending the terms of an option or SAR after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock in exchange for another option, SAR, RSUs, restricted stock, other equity, cash or other property, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option or SAR to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a "repricing."

The 2014 Plan prohibits loans to participants and options with terms providing for an automatic “reload” grant.

Description of the 2014 Plan

The following is a brief description of the other material features of the 2014 Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the 2014 Plan (as proposed to be amended and restated), a copy of which is available on our website, at www.amark.com.

Shares Available under the 2014 Plan. As discussed above, if the amended and restated 2014 Plan is approved, a total of 3,641,594 shares would be reserved and available for future delivery to participants, of which 1,854,747 shares are committed for delivery under currently outstanding awards (at September 2, 2022) and 1,786,847 shares would be available for future awards. Under the current 2014 Plan, a total of 420,000 shares are reserved for “inducement awards,” which are awards that are used to induce a prospective employee to join A-Mark. This reservation would be reduced to 120,000 shares (which number of shares are subject to a currently outstanding stock option granted as an inducement award). Under the 2014 Plan, shares used for awards assumed in an acquisition do not count against the shares reserved under the Plan. Shares reserved under the 2014 Plan may be used for any type of award.

Shares will remain available for new awards if an award expires, is forfeited, or is settled in cash or if shares that had been issued as restricted stock are forfeited. Upon exercise of an option or an SAR, the gross number of shares as to which the award is exercised will be deemed to have been delivered under the 2014 Plan, and shares withheld to cover tax obligations will not be recaptured. Under the 2014 Plan, awards may be outstanding relating to a greater number of shares than the aggregate remaining available under the 2014 Plan so long as the Committee ensures that awards will not result in delivery and vesting of shares in excess of the number then available under the 2014 Plan. Shares delivered under the 2014 Plan may be either newly issued or treasury shares.

On September 2, 2022, the last reported sale price of A-Mark's common stock in the Nasdaq Global Select Market was $28.91 per share.

Per-Person Equity Award Limitation. The amended and restated 2014 Plan will continue limit the amount of stock options, RSUs or other equity awards that may be granted to any one participant in a given fiscal year. Under this limitation, no participant may in any year be granted share-denominated awards relating to more than his or her "Annual Limit," which is 500,000 shares plus the amount of the participant's unused Annual Limit as of the close of the previous year. The Annual Limit is subject to adjustment for stock splits, spinoffs and other extraordinary corporate events.

In the case of a non-employee director of the Company, additional limits apply such that the maximum grant-date fair value of share-denominated awards granted in any fiscal year is $300,000, except that this limit for a non-employee Chairman of the Board is $600,000.

The annual per-person limitation applies only to certain awards under the 2014 Plan, and do not limit our ability to enter into compensation arrangements outside of the 2014 Plan.

Adjustments. Adjustments to the number and kind of shares subject to the share limitations and specified in the Annual Limit are authorized in the event of a large and non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, other similar corporate transaction, equity restructuring as defined under applicable accounting rules, or other similar event affecting the Common Stock. We are also obligated to adjust outstanding awards (and share-related performance terms, such as share-price targets) upon the occurrence of these types of events to preserve, without enlarging, the rights of Plan participants with respect to their awards. The Committee may adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles.

Eligibility. Executive officers and other employees of A-Mark and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to us, are eligible to be granted awards under the 2014 Plan. In addition, any person who has been offered employment by us may be granted awards, but such prospective employee may not receive any payment or exercise any right relating to the award until he or she has commenced employment. As of September 2, 2022, approximately 400 employees and non-employee directors were potentially eligible for awards under the 2014 Plan.

Administration. The Committee administers the 2014 Plan, except that the Board may itself act to administer the Plan. References to the "Committee" here mean the Committee or the full Board exercising authority with respect to a given award. The 2014 Plan provides that the composition and governance of the Committee will be established in the Committee's charter adopted by the Board. Subject to the terms and conditions of the 2014 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2014 Plan and make all other determinations that may be necessary or advisable for the administration of the 2014 Plan. Although the 2014 Plan contains no automatic or default terms that accelerate vesting of awards upon a change in control, the Committee has authority to provide for accelerated vesting, lapse of restrictions, settlement, deemed satisfaction of performance conditions and cash out of awards upon a change in control. Under the 2014 Plan, the Committee is permitted to delegate authority to executive officers for the granting of awards to employees who are below the executive officer level.

Nothing in the 2014 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers, outside of the 2014 Plan. The 2014 Plan authorizes the Committee to delegate authority to executive officers to the extent permitted by applicable law, but such delegation will not authorize grants of awards to executive officers without direct participation by the Committee. The 2014 Plan provides that members of the Committee and the Board shall not be personally liable, and shall be fully indemnified, in connection with any action, determination or interpretation taken or made in good faith under the Plan.

Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated "base price." The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant. The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unvested or unexercised options (and in some cases gains realized upon an earlier exercise) at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares having a fair market value equal to the exercise price or surrender of outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine. This may include withholding of option shares to pay the exercise price. The Committee also is permitted to establish procedures for broker-assisted cashless exercises. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs may be exercisable for shares or for cash, as determined by the Committee.

Restricted and Deferred Stock/Restricted Stock Units. The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of A-Mark, including the right to vote the shares and to receive dividends (which may be forfeitable or non-forfeitable), unless otherwise determined by the Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of "restricted stock units" or "RSUs." The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of RSUs, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents (which may be forfeitable or non-forfeitable) will be paid or accrue if authorized by the Committee, as further described below.

Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2014 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance-based Awards. The Committee may grant performance awards, which may be awards of a specified cash amount or may be share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee. The Committee retains discretion to set the level of performance for a given business criteria that will result in the earning of a specified amount under a performance award.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The 2014 Plan allows vested but deferred awards to be paid out to the participant in the event of an unforeseeable emergency. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of our obligations under the 2014 Plan. The Committee may condition awards on the payment of taxes, and may provide for mandatory or elective withholding of a portion of the shares or other property to be distributed in order to satisfy tax obligations.

Awards granted under the 2014 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis, but such transfers will be allowed only for estate-planning purposes and may not include transfers to other third parties for value.

The 2014 Plan authorizes the Committee to provide for forfeiture of awards and award gains in the event that a participant fails to comply with conditions relating to non-competition, non-solicitation, confidentiality, non-disparagement and other requirements for the protection of the our business and, in the case of performance-based compensation, for similar forfeitures if the attained level of performance was based on material inaccuracies in the financial or other information. Awards under the 2014 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2014 Plan or awards under other plans, or other rights to payment from us, and may exchange or buy out outstanding awards for cash or other property subject to the requirement that repricing of underwater options and SARs must be approved by stockholders. The Committee also may grant awards in addition to and in tandem with other awards, awards or rights. In granting a new award, the Committee may determine that the in-the-money value or fair value of any surrendered award may be applied to reduce the purchase price of any new award, subject to the requirement that repricing transactions must be approved by stockholders.

Dividend Equivalents. The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional awards or additional shares of Common Stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award, and the Committee may specify whether the dividend equivalents will be forfeitable or non-forfeitable. Rights to dividend equivalents may be granted in connection with RSUs or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding. Dividend equivalents relating to a performance-based award will be earnable only upon the achievement of the performance goals applicable to the award.

Vesting, Forfeitures, and Related Award Terms. The Committee has discretion in setting the vesting schedule of options, SARs, RSUs, restricted stock and other awards, the circumstances resulting in forfeiture of awards, the post-termination exercise periods of options, SARs and similar awards, and the events resulting in acceleration of the right to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

Amendment and Termination of the 2014 Plan. The Board may amend, suspend, discontinue, or terminate the 2014 Plan or the Committee's authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under rules of any stock exchange or automated trading market on which our stock may then be listed or quoted. Nasdaq Marketplace Rules applicable to A-Mark, as a condition to its listing on the Nasdaq Global Select Market, require stockholder approval of material modifications to plans such as the 2014 Plan. Under these rules, however, stockholder approval will not necessarily be required for all amendments that might increase the cost of the 2014 Plan or broaden eligibility.

Unless earlier terminated, the authority of the Committee to make grants under the 2014 Plan will terminate October 27, 2032, although this authority will be extended until ten years after any stockholder approval of the 2014 Plan. The 2014 Plan will terminate when no shares remain available and we have no further obligation with respect to any outstanding award.

Certain U.S. Federal Income Tax Information

We believe that under current law the following U.S. federal income tax consequences generally would apply to 2014 Plan awards.

The following is only a general description of how federal income tax laws may apply to awards under the 2014 Plan, intended as information for stockholders considering how to vote at the 2022 Annual Meeting and not as tax guidance to participants in the 2014 Plan. For participants, the tax consequences may vary with the types of awards made, the identity of the recipients, the method of payment or settlement of the award (such as payment of the exercise price of an option by surrender of previously acquired shares) and other circumstances. This summary does not address in detail the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws.

Awards such as restricted stock, RSUs or performance shares that result in a transfer to the participant of cash or shares or other property generally will have these federal income tax consequences: If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Thus, for example, if we grant an award of restricted stock units that has vested or requires or permits deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed, and we would become entitled to claim a tax deduction at that time. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or property distributed to a participant under an award (for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the then fair market value of the shares or property at the earliest time either the transferability restriction or risk of forfeiture lapses.

A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax. In the case of awards permitting participants to make deferral elections, such elections must meet Section 409A requirements in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the participant.

Options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences: The grant of an option or an SAR will create no federal income tax consequences for the participant or A-Mark. A participant will have no taxable income upon exercise of an option that is an ISO, except that the alternative minimum tax may apply. Upon exercising a non-ISO (non-qualified) stock option, the participant generally must recognize ordinary income equal to the fair market value of the shares acquired on the date of exercise minus the exercise price paid. Upon exercise of an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Income taxation following exercise of an ISO depends on whether the shares are disposed of after meeting the ISO holding periods, which are two years from the grant of the ISO and one year from its exercise. If ISO shares are sold before the holding periods are met, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized in the disposition minus the exercise price. If ISO shares are sold after the holding periods are met, the participant will recognize no ordinary income.

For all options and SARs, a participant's sale of shares acquired by exercise generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares. The tax "basis" normally is the exercise price paid plus any amount the participant recognized as ordinary income in connection with the exercise of the option or SAR or, in the case of an ISO, upon sale of the option shares.

We normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with any award, but no tax deduction relating to a participant's capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares. In addition, Code Section 162(m) limits the deductions we can claim for compensation in excess of $1.0 million in a given year paid to each of our chief executive officer, chief financial officer and certain other highly compensated executive officers, referred to as “covered employees.” In the past, certain awards could qualify as “performance-based” compensation that did not count against the $1.0 million deductibility cap, and therefore could remain fully deductible. This exclusion ceased to be available for awards granted after November 2, 2017. Accordingly, compensation resulting from a 2014 Plan award to a person who is or previously has been a senior executive deemed a “covered employee,” to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, generally will not be tax deductible by us (except for certain "grandfathered" stock options granted before November 3, 2017).

Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible by A-Mark under Internal Revenue Code Sections 4999 and 280G.

New Plan Benefits Under the 2014 Plan

Awards under the 2014 Plan are granted in the discretion of the Committee, and therefore the type, number, recipients, and other terms of awards that may be granted in the future generally cannot be determined at this time. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation is presented in the “Summary Compensation Table,” “Outstanding Equity Awards at Fiscal Year-End - 2022,” and “Equity Compensation Plan Information Table,” and is discussed in text accompanying those tables. Further information is presented in our financial statements for the fiscal year ended June 30, 2022 (see, particularly, Note 17) included in the Annual Report on Form 10-K which is available together with this Proxy Statement.

If stockholders decline to approve this Proposal, the existing 2014 Plan will remain in effect according to its terms, without the increased share authorization and other changes discussed herein.

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OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 2014 STOCK AWARD AND INCENTIVE PLAN AS DESCRIBED ABOVE.

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PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Grant Thornton LLP (“GT LLP”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2023.

Stockholder ratification of the selection of GT LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Audit Committee of the Board is submitting the selection of GT LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will consider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of GT LLP will be available virtually at the meeting to respond to appropriate questions of stockholders and will have the opportunity to make a statement if he or she so desires.

This proposal requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting (or represented by proxy) and voting on the matter.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

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STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at next year’s Annual Meeting of Stockholders and included in A-Mark’s proxy materials for that meeting must be received by A-Mark, addressed to the attention of A-Mark’s Corporate Secretary, at its offices at 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245, no later than May 19, 2023 (120 days prior to the first anniversary of the availability of this proxy statement) in order to be included in A-Mark’s proxy statement and proxy card relating to that meeting. Such proposal must comply with all other applicable legal requirements in order to be included in the proxy materials for that meeting. In addition, a stockholder who intends to present an item of business at the 2022 Annual Meeting of Stockholders, other than a proposal submitted for inclusion in A-Mark’s proxy materials, must provide notice of such business to the Company on or before May 19, 2023 and must comply with all applicable requirements of the Company’s By-Laws. In connection with the Company's 2023 Annual Meeting of Stockholders, in order to comply with the Securities and Exchange Commission's universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than August 28, 2023.

OTHER BUSINESS

The Board of Directors has, at the date of this Proxy Statement, received no notice and otherwise is not aware of any other matter that is to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy card to vote proxies in accordance with their judgment on such matters.

OTHER INFORMATION

Although it has entered into no formal agreements to do so, A-Mark will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by A-Mark. Proxies will be solicited principally through the mail and via electronic communication but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission, or special letter by directors, officers and regular employees of A-Mark without additional compensation.

A copy of A-Mark’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (including financial statements and schedules) will be furnished without charge to a stockholder upon written request to: Carol Meltzer, Corporate Secretary, 2121 Rosecrans Avenue, Suite 6300, El Segundo, California 90245.

It is important that your stock be represented at the Annual Meeting whether or not you expect to attend. The Board of Directors urges you to follow the instructions for voting in this Proxy Statement.

Your cooperation as a stockholder, regardless of the number of shares of stock you own, will reduce the expenses incident to a follow-up solicitation of proxies.

If you have any questions about voting your shares, please telephone A-Mark at (310) 587-1477.

Sincerely,

/s/ Carol Meltzer
CAROL MELTZER
Secretary

El Segundo, California

September 16, 2022

2022 Annual Meeting Proxy Card Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/AMRK or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/AMRK Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A. Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1. Election of Directors: 01 - Jeffrey D. Benjamin 02 - Ellis Landau 03 - Beverley Lepine 04 - Carol Meltzer 05 - John U. Moorhead 06 - Jess M. Ravich 07 - Gregory N. Roberts 08 - Monique Sanchez 09 - Kendall Saville 10 – Michael R. Wittmeyer Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(ES) to the right. 01 02 03 04 05 06 07 08 09 10 For Against Abstain 2. To approve, on an advisory basis, the fiscal year 2022 compensation of the named executive officers of the Company.3. To approve the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes. For Against Abstain 4. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. In their discretion, the proxies are authorized to transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof. B. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Date (MM/DD/YYYY) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

The 2022 Annual Meeting of Stockholders of A-MARK PRECIOUS METALS, INC. will be held on Thursday, October 27, 2022, at 9:00 a.m. Pacific Time, virtually via the internet at https://meetnow.global/MKHUDUJ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/AMRK Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/AMRK A-MARK PRECIOUS METALS, INC. Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — October 27, 2022 Gregory N. Roberts and Carol Meltzer, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of A-MARK PRECIOUS METALS, INC. to be held on Thursday, October 27, 2022, at 9:00 a.m. Pacific Time or at any postponement or adjournment thereof. The undersigned hereby revokes all prior proxies granted with respect to such Annual Meeting of Stockholders. Shares represented by the proxy will be voted as directed by the stockholder on the reverse side. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees for the Board of Directors and FOR items 2, 3, and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.